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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                        AMERICAN EAGLE OUTFITTERS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        AMERICAN EAGLE OUTFITTERS, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                OCTOBER 22, 1998

                                      AND

                                PROXY STATEMENT

                                   IMPORTANT

  Please mark, sign and date your proxy and promptly return it in the enclosed envelope.
            No postage is necessary if mailed in the United States.

                        AMERICAN EAGLE OUTFITTERS, INC.
                              150 Thorn Hill Drive
                      Warrendale, Pennsylvania 15086-7528
                                  724-776-4857

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 22, 1998
                            ------------------------

                                                              September 28, 1998


To the Shareholders of
American Eagle Outfitters, Inc.:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of American Eagle Outfitters, Inc., an Ohio corporation (the "Company"), will be held at 1800 Moler Road, Columbus, Ohio, on Thursday, October 22, 1998, at 9:00 a.m., local time, for the following purposes:


     1. To consider a proposal to reincorporate the Company in Delaware; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided. If you attend the meeting, you may vote in person and your proxy will not be used.

                                          By Order of the Board of Directors

                                          William P. Tait
                                          Vice President, Secretary and
                                          Treasurer

                        AMERICAN EAGLE OUTFITTERS, INC.

                        -------------------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS


                                OCTOBER 22, 1998


                        -------------------------------


     This Proxy Statement is furnished to the shareholders of American Eagle Outfitters, Inc., an Ohio corporation (the "Company" or "American Eagle"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at a Special Meeting of Shareholders to be held on October 22, 1998, at 9:00 a.m., local time, at 1800 Moler Road, Columbus, Ohio and at any adjournment thereof. It is being mailed to the shareholders on or about September 28, 1998.


     All shares represented by properly executed proxies received by the Company prior to the meeting will be voted in accordance with the shareholder's directions. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (Attention: William P. Tait, Vice President, Secretary and Treasurer) or delivered in person at the meeting, by filing a duly executed, later dated proxy or by attending the meeting and voting in person.


     Shareholders of record at the close of business on September 23, 1998, are entitled to notice of and to vote at a Special Meeting and any adjournment or adjournments thereof. At September 23, 1998, the Company had outstanding 22,848,675 shares of Common Stock, without par value, entitled to vote at the Special Meeting. Each common share entitles the holder thereof to one vote upon each matter to be voted upon by shareholders at the Special Meeting.


     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum. The sole matter to be submitted to the shareholders for approval at the Special Meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company. Abstentions will be counted and will have the effect of a negative vote.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

OWNERSHIP OF COMMON STOCK

     The following table sets forth, as of August 31, 1998, certain information with regard to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company's directors; (iii) each "named executive officer" of the Company (as defined in Item 402(a)(3) of Regulation S-K); and (iv) all directors and executive officers as a group.

     All share amounts included in this Proxy Statement have been restated to reflect the three-for-two split in January 1998 and the three-for-two split in May 1998.

                                                              SHARES BENEFICIALLY
                                                                   OWNED (1)
                                                              --------------------
                        SHAREHOLDER                            NUMBER      PERCENT
                        -----------                           ---------    -------
Retail Ventures, Inc. (2)...................................  5,275,375     23.1%
Natco Industries, Inc. (2)..................................  6,991,175     30.6%
S.H.D. Investments LLC (3)..................................  1,393,500      6.7%
Jay L. Schottenstein (4)(5).................................  5,545,409     24.3%
Geraldine Schottenstein (5).................................  6,991,175     30.6%
Saul Schottenstein (6)......................................     22,500         *
George Kolber...............................................    149,125         *
Ari Deshe...................................................         --         *
Jon P. Diamond..............................................        562         *
Martin P. Doolan (7)........................................     16,875         *
Gilbert W. Harrison (7).....................................      2,475         *
Michael G. Jesselson........................................      4,500         *
Thomas R. Ketteler (7)......................................      7,875         *
John L. Marakas (7).........................................     14,625         *
David W. Thompson (7).......................................     62,500         *
Gerald E. Wedren............................................         --         *
Joseph E. Kerin.............................................     22,178         *
Roger S. Markfield..........................................    309,154      1.4%
Laura A. Weil (7)...........................................     14,875         *
All directors and executive officers as a group.............  6,173,778     27.0%

---------------

* Represents less than 1% of the outstanding Common Stock.

(1) Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned. The percent is based upon the 22,841,925 shares outstanding at August 31, 1998 and the number of shares, if any, as to which the named person has the right to acquire beneficial ownership upon the exercise of stock options exercisable within 60 days of August 31, 1998.

(2) The address for Retail Ventures, Inc. ("RVI") and Natco Industries, Inc. ("Natco") is 1800 Moler Road, Columbus, Ohio 43207-1698.

(3) The address for S.H.D. Investments LLC is 5804 E. Slauson, City of Commerce, California, 90040-3018.

(4) Includes 5,275,375 shares of Common Stock owned by RVI and 22.5 shares of Common Stock held as custodian for a family member and 236,250 shares subject to exercisable options. Jay L. Schottenstein serves as Chairman and Chief Executive Officer of RVI and Natco. Jay L. Schottenstein is the beneficial owner of 69.9% of the outstanding voting securities of RVI. Accordingly, he may be deemed to be the beneficial owner of the Common Stock of the Company held by RVI.

(5) Geraldine Schottenstein is the mother of Jay L. Schottenstein. Geraldine Schottenstein is the beneficial owner of 78.8% of the outstanding voting securities of Natco. Accordingly, she may be deemed to be the beneficial owner of the shares of Common Stock of the Company held by Natco.

(6) Includes 11,250 shares subject to exercisable options held by Saul Schottenstein. Saul Schottenstein is the uncle of Jay L. Schottenstein and is a director of RVI and Natco. For a description of Saul Schottenstein's beneficial ownership of the outstanding voting securities of RVI and Natco, see "Ownership of RVI and Natco."

(7) Includes the following number of shares subject to exercisable options: Mr. Doolan, 16,875 shares; Mr. Harrison, 2,250 shares; Mr. Ketteler, 2,250 shares; Mr. Marakas, 7,875 shares; Mr. Thompson, 20,250 shares; and Ms. Weil, 9,250 shares.

OWNERSHIP OF RVI AND NATCO

     The following table shows the shares of RVI and Natco common stock owned beneficially by each person owning more than 5% of the shares, each director or executive officer owning any shares, and by all directors and executive officers of the Company as a group, as of August 31, 1998.

                                                  SHARES OF                  SHARES OF
                                                     RVI                       NATCO
                                                   COMMON      PERCENT OF     COMMON      PERCENT OF
                  SHAREHOLDER                       STOCK        CLASS         STOCK        CLASS
                  -----------                     ---------    ----------    ---------    ----------
Jay L. Schottenstein (1)........................    349.5         69.9%       7,372.3        40.4%
Saul Schottenstein (2)..........................     51.0         10.2%         361.4         2.0%
Geraldine Schottenstein (3).....................    153.0         30.6%      14,383.2        78.8%
Ann Schottenstein Deshe (4).....................     97.0         19.4%       7,010.9        38.4%
Susan Schottenstein Diamond (5).................     48.5          9.7%       3,505.5        19.2%
All directors and executive officers as a
  group.........................................    354.5         70.9%       7,733.7        42.4%

---------------

(1) Represents sole and/or shared voting and investment power over shares held in trust for family members as to which Jay L. Schottenstein is either Trustee or a Trust Advisor.

(2) Represents sole and or shared voting and investment power over 46 RVI shares held in trust for family members as to which Saul Schottenstein is Trustee and 5 RVI shares owned directly.

(3) Represents sole and/or shared voting and investment power over shares held in trust for family members as to which Geraldine Schottenstein is Trustee.

(4) Ann Schottenstein Deshe is the spouse of Ari Deshe and the sister of Jay L. Schottenstein. Represents sole and/or shared voting and investment power over shares held in trust for family members as to which Ann Schottenstein Deshe is either Trustee or a Trust Advisor.

(5) Susan Schottenstein Diamond is the spouse of Jon P. Diamond and the sister of Jay L. Schottenstein. Represents sole and/or shared voting and investment power over shares held in trust for family members as to which Susan Schottenstein Diamond is either Trustee or a Trust Advisor.

            PROPOSAL FOR AMERICAN EAGLE TO REINCORPORATE IN DELAWARE

GENERAL

     The American Eagle Board of Directors has unanimously approved a proposal to change American Eagle's state of incorporation from Ohio to Delaware (the "Reincorporation"). After considering the potential advantages and disadvantages, American Eagle's Board of Directors has determined that the Reincorporation is in the best interests of American Eagle and its shareholders.

     The proposed Reincorporation will be accomplished by merging American Eagle into a wholly-owned subsidiary of American Eagle pursuant to an Agreement and Plan of Merger (the "Reincorporation Agreement"), substantially in the form which is attached as Appendix A to this Proxy Statement. The name of the subsidiary is American Eagle Delaware, Inc. (the "Delaware Corporation"). It was incorporated in Delaware in September 1998 specifically for purposes of the Reincorporation and has conducted no business and has no material assets or liabilities. In the Reincorporation, the Delaware Corporation will be the surviving corporation and its name will be changed to American Eagle Outfitters, Inc. The Delaware Corporation's principal executive offices are located at 150 Thorn Hill Drive, Warrendale, Pennsylvania 15086-7528, telephone (724) 776-4857. The Reincorporation will not result in any change in American Eagle's business, assets or liabilities and will not result in any change in or relocation of management or other employees.

     A vote "FOR" the Reincorporation proposal will constitute approval of (i) the change in American Eagle's state of incorporation through a merger of American Eagle into the Delaware Corporation pursuant to the Reincorporation Agreement, (ii) the Certificate of Incorporation of the Delaware Corporation (the "Delaware Certificate"), a copy of which is attached as Appendix B hereto,
(iii) the By-laws of the Delaware Corporation (the "Delaware By-laws"), a copy of which is attached as Appendix C hereto, and (iv) all other aspects of the Reincorporation proposal. A number of changes will be effected as a result of the Reincorporation. Such changes are described below under the heading "Comparison of Rights of Shareholders of American Eagle and Stockholders of the Delaware Corporation."

REASONS FOR THE REINCORPORATION

     For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have chosen Delaware for their domicile. Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The favorable business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner.

     Another potential benefit considered by the American Eagle Board is that the Reincorporation will allow the Delaware Corporation to consider a possible corporate reorganization (the "Natco Reorganization") involving Natco Industries, Inc. ("Natco"). Members of the family of Jerome Schottenstein, including Jay L. Schottenstein, Saul Schottenstein, Ari Deshe and Jon P. Diamond, each a director of American Eagle, own Natco and Retail Ventures, Inc. ("RVI"). Through Natco and RVI, the Schottenstein family beneficially owns 53.7% of the outstanding shares of American Eagle common stock. The Natco Reorganization would involve the merger of a subsidiary of Natco into the Delaware Corporation. All shareholders, other than Natco, would become shareholders of Natco and Natco would become a publicly traded holding company, with the Delaware Corporation as its wholly-owned operating subsidiary. The Natco Reorganization would not result in any change to American Eagle's business or management and would not have any material affect on its financial statements. Natco is taxed under Subchapter "C" of the Internal Revenue Code. As a result of its tax status, Natco's economic incentives for its investment in American Eagle may conflict with the economic incentives of shareholders who are individuals or entities not taxed as "C" corporations. The Natco Reorganization is intended to: (i) eliminate such conflicts, (ii) create a holding company ownership structure to facilitate any future plans to restructure the operations of American Eagle, and (iii) reduce the concentration of ownership of American Eagle, which will provide the opportunity to increase liquidity in the market for American Eagle stock and may enhance its long term ability to raise capital. To effect the Natco Reorganization, the Delaware Corporation and Natco would be required to file a combined registration statement and proxy statement with the Securities and Exchange Commission and the prospectus/proxy statement including therein would mailed to all shareholders prior to voting on the Natco Reorganization at a special meeting of the Delaware Corporation shareholders. The Natco Reorganization is not conditioned on completion of the Reincorporation. However, at this time, the Board of Directors of the Delaware Corporation intends to pursue the Natco Reorganization following completion of the Reincorporation. Because the Natco Reorganization would require only the approval of a majority of the outstanding common stock, which the Schottenstein family controls through Natco and RVI, approval of the Natco Reorganization would be assured. Accordingly, while American Eagle shareholders have dissenting shareholders' rights in connection with the Reincorporation to be considered at the Special Meeting, after the Reincorporation, American Eagle shareholders will become stockholders of the Delaware Corporation and will not have dissenting stockholders' rights in connection with the Natco Reorganization. See "Dissenters' Appraisal Rights" and "Comparison of Rights of Shareholders of American Eagle and Stockholders of the Delaware Corporation -- Rights of Dissenting Shareholders."

     After considering the advantages and disadvantages of the proposed Reincorporation, including the differences between the Ohio General Corporation Law (the "Ohio Law") and the Delaware General Corporation Law (the "Delaware Law"), the Board of Directors has concluded that it is in the best interest of the Company and its stockholders to change its domicile from Ohio to Delaware.

     The Reincorporation may be abandoned or the Reincorporation Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if in the opinion of the Board of American Eagle, circumstances arise that make such action advisable. In the event the Reincorporation is abandoned, American Eagle will continue to operate as an Ohio corporation.

CERTAIN CONSEQUENCES OF THE REINCORPORATION

     Vote Required. Approval of the Reincorporation requires the affirmative vote of a majority of the voting power of American Eagle. Upon approval of the American Eagle shareholders, no further action is required by the shareholders under the Ohio Law to approve the transactions contemplated by the Reincorporation. The Schottenstein family, through their ownership of RVI and Natco, control approximately 53.7% of the outstanding shares of American Eagle Common Stock and it is anticipated that they will vote such shares in favor of the Reincorporation. As long as they do so, approval of the Reincorporation is assured.

     Effective Time. The Reincorporation will take effect on the time (the "Effective Time") at which a Certificate of Ownership and Merger is filed with the Secretary of State of Delaware, which filing is anticipated to be made ten days after the Reincorporation proposal is approved by the shareholders of American Eagle. At the Effective Time, the separate corporate existence of American Eagle will cease and shareholders of American Eagle will become stockholders of the Delaware Corporation.

     Shareholder Rights. Certain differences in stockholder rights exist under the Ohio Law and the Delaware Law and the First Amended and Restated Articles of Incorporation of American Eagle , as amended (the "American Eagle Articles") and the Code of Regulations (By-laws) of American Eagle (the "American Eagle Regulations") and the Delaware Certificate and the Delaware By-laws. See
"-- Comparison of Rights of Shareholders of American Eagle and Stockholders of the Delaware Corporation" for a discussion of the effects of these and other differences between the rights of stockholders under the Ohio Law and the Delaware Law.

     Conversion of American Eagle Common Stock. As a result of the Reincorporation, each outstanding share of American Eagle Common Stock will automatically be converted into one share of Common Stock, $.01 par value per share, of the Delaware Corporation (the "Delaware Corporation Common Stock"). The Reincorporation will result in certain material changes in the rights and obligations of holders of the American Eagle Common Stock due to the differences between Ohio and Delaware law and certain differences between American Eagle Articles and American Eagle Regulations and the Delaware Certificate and Delaware By-laws. See "-- Comparison of Rights of Shareholders of American Eagle and Stockholders of the Delaware Corporation." No new stock certificates will be exchanged or issued as a result of the Reincorporation. The Delaware Corporation Common Stock will be listed on the Nasdaq National Market under the same symbol, "AEOS", as the American Eagle Common Stock, without any interruption in trading resulting from the Reincorporation.

     Employee Plans. American Eagle's employee benefit plans (the "Plans"), including American Eagle's 1994 Stock Option Plan, will each be continued by the Delaware Corporation following the Reincorporation. Approval of the proposed Reincorporation will result in the adoption and assumption of the Plans by the Delaware Corporation. As a result of the assumption by the Delaware Corporation of the Plans, all outstanding options to acquire shares of American Eagle Common Stock will be converted into options to acquire shares of Delaware Corporation Common Stock without any change in the terms or conditions of the options.

     Federal Income Tax Consequences. The Reincorporation is intended to be tax free under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the holders of shares of American Eagle Common Stock as a result of the Reincorporation, and no gain or loss will be recognized by American Eagle or the Delaware Corporation. Each former holder of shares of American Eagle Common Stock will have the same tax basis in the Delaware Corporation Common Stock received by such holder pursuant to the Reincorporation as such holder has in the shares of American Eagle Common Stock held by such holder at the Effective Time. Each stockholder's holding period with respect to the Delaware Corporation Common Stock will include the period during which such holder held the shares of American Eagle Common Stock, so long as the latter were held by such holder as a capital asset at the Effective Time. American Eagle has not obtained, and does not intend to obtain, a ruling from the Internal Revenue Service with respect to the tax consequences of the Reincorporation.

     American Eagle believes no gain or loss should be recognized by the holders of outstanding options to purchase shares of American Eagle Common Stock, so long as (i) such options (a) were originally issued in connection with the performance of services by the optionholder and (b) lacked a readily ascertainable value (for example, were not actively traded on an established market) when originally granted, and (ii) the options to purchase the Delaware Corporation Common Stock into which American Eagle's outstanding options will be converted in the Reincorporation also lack a readily ascertainable value when issued. Notwithstanding the foregoing, optionholders seeking more specific tax advice should consult their own tax advisors regarding the tax consequences to them of the Reincorporation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL TAX CONSEQUENCES OF THE REINCORPORATION AS WELL AS ANY CONSEQUENCES UNDER THE LAWS OF ANY OTHER JURISDICTION.

DISSENTERS' APPRAISAL RIGHTS


     Under the Ohio Law, holders of record of shares of American Eagle who properly exercise and perfect dissenters' rights with respect to the Reincorporation will have the right to receive the "fair cash value" of their shares (excluding any appreciation or depreciation in market value resulting from the Reincorporation). In order to exercise such rights, shareholders must comply with the procedural requirements of Section 1701.85 of the Ohio Revised Code, the full text of which is attached to this Proxy Statement as Appendix D. Failure to vote against the Reincorporation proposal will not constitute a waiver of dissenters' appraisal rights. However, failure to take any of the steps required under Section 1701.85 on a timely basis may result in the loss of dissenter's rights.

     THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW PERTAINING TO DISSENTING SHAREHOLDER RIGHTS UNDER THE OHIO LAW AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF SECTION 1701.85 WHICH IS REPRINTED IN ITS ENTIRETY AS APPENDIX D TO THIS PROXY STATEMENT.

     Shareholders of American Eagle who (i) are shareholders of record on the September 23, 1998 record date established for determining who is entitled to notice of the meeting called for the purpose of approving the Reincorporation,
(ii) do not vote in favor of the Reincorporation, and (iii) who, within 10 days after the date of the vote on the Reincorporation is taken, deliver written demand in compliance with the provisions of Section 1701.85(A)(2) of the Ohio Revised Code, shall be entitled to receive the fair cash value of the shares that were not voted in favor of the Reincorporation (the "Dissenting Shares"). A vote against the Reincorporation proposal will not satisfy the notice requirement. The written demand must set forth the shareholder's address, the number and class of stocks as to which the stockholder seeks relief and the amount the shareholder claims as the fair each value of the Dissenting Shares. Shareholders will not be notified of the expiration of the 10 day notice period. However, if the vote on the Reincorporation proposal is held as scheduled on October 22, 1998, then the 10 day period would end on Sunday, November 1, 1998.


     If American Eagle receives a written demand from a shareholder seeking the fair cash value of Dissenting Shares, it may request delivery of the certificate or certificates that represent the Dissenting Shares. The dissenting shareholder must deliver the certificate or certificates representing the Dissenting Shares to the corporation within 15 days of the date of its request therefor or the shareholder's rights with respect to the Dissenting Shares will terminate. If the certificate or certificates representing the Dissenting Shares are delivered to American Eagle, it must promptly endorse the certificates with a legend to the effect that a demand for the fair cash value for the Dissenting Shares has been made and return the certificates to the dissenting shareholder.

     If American Eagle and the dissenting shareholder cannot agree on the fair cash value of the Dissenting Shares, then either may, within three months after the date of the service of the demand for fair cash value was made by the dissenting shareholder file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the Dissenting Shares is located or was located when the Reincorporation proposal was adopted by the shareholders of that corporation, i.e., the Franklin County, Ohio Court of Common Pleas. The court will first make a determination if the dissenting shareholder is entitled to receive the fair cash value for the Dissenting Shares. If the court determines that the dissenting shareholder is entitled to fair cash value for the Dissenting Shares, the court will appoint an appraiser or appraisers to make a finding as to the fair cash value of the Dissenting Shares.

     The fair cash value will be determined based on what a willing seller who is under no compulsion to sell would be willing to accept and that which a willing buyer who is under no compulsion to purchase would be willing to pay for the Dissenting Shares. In no event will the fair cash value exceed the amount stated in the written demand by the dissenting shareholder. In computing the fair cash value, any appreciation or depreciation in the market value resulting from the Reincorporation shall be excluded.

     The fair cash value that is agreed upon between the parties or that is determined by the court shall be paid within 30 days after the date of the final determination of such value or the consummation of the Reincorporation, whichever occurs last. Payment shall be made only upon and simultaneously with the surrender of the certificate or certificates representing the Dissenting Shares.

     The costs of the action, including reasonable compensation to the appraisers, will be fixed by the court and will be assessed or apportioned as the court considers equitable.

     A shareholder's right to receive the fair cash value for the Dissenting Shares terminates if (i) the dissenting shareholder does not strictly comply with the requirements of Section 1701.85, (ii) the Reincorporation is abandoned,
(iii) the dissenting shareholder withdraws the demand for fair cash value, or
(iv) the Delaware Corporation and the dissenting shareholder have not come to an agreement regarding the fair cash value of the Dissenting Shares and neither has filed a complaint with the court of common pleas within the time period described in Section 1701.85(B).


     Failure to follow the steps required by Section 1701.85 of the Ohio Revised Code for perfecting dissenting shareholder rights may result in the loss of such rights, in which event an American Eagle shareholder will be entitled to receive the consideration to be issued with respect to such shares in accordance with the Reincorporation Agreement.


COMPARISON OF RIGHTS OF SHAREHOLDERS OF AMERICAN EAGLE AND STOCKHOLDERS OF THE DELAWARE CORPORATION

     General. Upon consummation of the Reincorporation, the shareholders of American Eagle will become stockholders of the Delaware Corporation, and their rights as stockholders will be governed by the Delaware Certificate and the Delaware By-laws. The Delaware Certificate and the Delaware By-laws differ in certain respects from the American Eagle Articles and American Eagle Code of Regulations (By-laws). In addition, the rights of the Delaware Corporation stockholders will be governed by the Delaware Law, while the rights of American Eagle shareholders are currently governed by the Ohio Law. The Delaware Law and the Ohio Law differ in many respects, and consequently it is not practical to summarize all of such differences.

     The following is a summary of significant differences between the American Eagle Articles, American Eagle Regulations and applicable provisions of the Ohio Law, on the one hand, and the Delaware Certificate, Delaware By-laws and applicable provisions of the Delaware Law, on the other. This discussion is not intended to be complete and is qualified in its entirety by reference to the Delaware Certificate and the Delaware By-laws, attached as Appendixes B and C hereto. American Eagle shareholders are urged to read the full text of the Delaware Certificate and Delaware By-Laws. Copies of the American Eagle Articles and American Eagle Regulations have been attached as exhibits to American Eagle's filings with the SEC, are available for inspection at the principal executive offices of American Eagle and will be sent to holders of shares of American Eagle Common Stock upon request.


     Amendment of Charter Documents. The Delaware Law requires approval by holders of a majority of the voting power of the Delaware Common Stock in order to amend the Delaware Certificate. In addition, the Delaware Certificate provides that the vote of the holders of 80% of the voting power of the corporation, voting as a single class, is required to amend the provisions of the Delaware Certificate with respect to the calling of special meetings of stockholders and stockholder action by written consent (Article Eleventh).


     To amend an Ohio corporation's articles of incorporation, the Ohio Law requires the approval of shareholders holding two-thirds of the voting power of the corporation, or, in cases in which class voting is required, of shareholders holding two-thirds of the voting power of such class, unless otherwise specified in such corporation's articles of incorporation. The American Eagle Articles specify that the holders of a majority of the voting power of American Eagle, or, when appropriate, any class of shareholders, may amend the American Eagle Articles. See " -- Mergers, Acquisitions and Certain Other Transactions."

     Amendment and Repeal of By-laws and Code of Regulations. Under the Delaware Law, holders of a majority of the voting power of a corporation and, when provided in the certificate of incorporation, the directors of the corporation, have the power to adopt, amend and repeal the By-laws of a corporation. The Delaware Certificate grants the board of directors such power.

     The Ohio Law provides that only shareholders of a corporation have the power to amend and repeal a corporation's code of regulations (by-laws). The American Eagle Regulations may only be amended by the affirmative vote of a majority of the voting power represented by the outstanding voting stock of American Eagle present in person or by proxy at an annual or special meeting called for such purpose, or, in the case of amendments to certain provisions, by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power represented by the outstanding voting stock of American Eagle.

     Removal of Directors. The Delaware Law provides that directors may be removed from office, with or without cause, by the holders of a majority of the voting power of all outstanding voting stock, unless the corporation has a classified board and its certificate of incorporation otherwise provides. The Delaware Certificate does not provide for a classified board. Therefore directors of the Delaware Corporation may be removed with or without cause, by the requisite affirmative vote of stockholders. In addition, without a classified board, directors of the Delaware Corporation will serve one-year terms and the entire Delaware Corporation Board will be elected annually.


     The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the corporation with respect to the election of directors. American Eagle directors serve for one-year terms and the entire American Eagle Board is elected annually. Under the American Eagle Regulations, directors of American Eagle may be removed only for cause.


     Vacancies on the Board. The Delaware Law provides that, unless the governing documents of a corporation provide otherwise, vacancies and newly created directorships resulting from a resignation or any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office. The Delaware Certificate provides that newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. A director shall hold office until the next annual meeting for the year in which his or her term expires and until such director's successor shall have been elected or qualified.

     The Ohio Law provides that, unless the governing documents of a corporation provide otherwise, vacancies on the board of directors may be filled by a majority of the remaining directors of a corporation. The American Eagle Regulations provide that, except in cases where a director is removed and such director's successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term.

     Right to Call Special Meetings of Shareholders. The Delaware Law permits special meetings of stockholders to be called by the board of directors and such other persons, including stockholders, as the certificate of incorporation or by-laws may provide. The Delaware Law does not require that stockholders be given the right to call special meetings. The Delaware Certificate provides that special meetings of stockholders of the corporation may be called only by the board of directors pursuant to a resolution approved by a majority thereof.

     Under the Ohio Law, the holders of at least 25% of the outstanding shares of a corporation, unless the corporation's code of regulations specifies another percentage, which may in no case be greater than 50%, the directors, by action at a meeting or a majority of the directors acting without a meeting, the chairman of the board, the president or, in case of the president's death or disability, the vice president authorized to exercise the authority of the president have the authority to call special meetings of shareholders. The American Eagle Regulations expressly provide that special meetings of American Eagle shareholders may be called by the American Eagle Chairman or Chief Executive Officer or, in cases of such officers' absence from the United States, death or disability, such other officer, who is also a member of the American Eagle Board, who is authorized in such circumstances to exercise the authority of the American Eagle Chairman or Chief Executive Officer, or by the directors by action at a meeting or a majority of the directors acting without a meeting, or by shareholders holding 50% or more of the voting power of the then-outstanding shares entitled to vote in an election of directors.

     Shareholder Action Without a Meeting. The Delaware Law provides that, unless otherwise provided in the certificate of incorporation, any action that may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of common stock having not less than the minimum number of votes otherwise required to approve such action at a meeting of stockholders consent to the action in writing. The Delaware Certificate provides that any action required or permitted to be taken by the stockholders must be effected at an annual or special meeting of stockholders, duly called and held with prior notice and a vote, and may not be effected by any consent in writing by such stockholders. The affirmative vote of at least 80% of the voting power of the corporation is required to amend this provision of the Delaware Certificate.

     Under the Ohio Law, any action that may be taken by shareholders at a meeting may be taken without a meeting with the unanimous written consent of all shareholders entitled to vote thereat.

     Cumulative Voting. Under the Delaware Law, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. The Delaware Certificate does not grant such rights.

     Under the Ohio Law, unless the articles of incorporation are amended to eliminate cumulative voting for directors following their initial filing with the Secretary of State of the State of Ohio, each shareholder has the right to vote cumulatively in the election of directors if certain notice requirements are satisfied. The American Eagle Articles have been amended to eliminate the right to vote cumulatively in the election of directors.

     Provisions Affecting Business Combinations; Fair Price Provisions. Section 203 of the Delaware Law provides generally that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in a wide range of "business combinations" with the corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by persons who are directors and also officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. These restrictions on interested stockholders do not apply under certain circumstances, including, but not limited to, the following (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 of the Delaware Law, or (ii) if the corporation, by action of its stockholders, adopts an amendment to its by-laws or certificate of incorporation expressly electing not to be governed by such section. The Delaware Certificate contains a provision electing not to be governed by such section.

     Chapter 1704 of the Ohio Revised Code provides that, unless the articles of incorporation or code of regulations of a corporation otherwise provide, an "issuing public corporation" may not engage in a "Chapter 1704 transaction" for three years following the date on which a person becomes an "interested shareholder" with that interested shareholder unless the Chapter 1704 transaction is approved by the corporation's board of directors prior to the time the person becomes an interested shareholder. "Chapter 1704 transactions" include mergers, consolidations, combinations, liquidations, recapitalizations and other transactions involving 5% of more of the assets or shares of the issuing public corporation or 10% of more of its earning power. After the initial three-year moratorium such transactions are prohibited absent approval by disinterested shareholders or unless the transaction meets certain statutorily defined fair price provisions. The American Eagle Articles of Incorporation provide that it shall not be governed by this statute.

     Control Share Acquisitions. Under the Section 1701.831 of the Ohio Law (the "Ohio Control Share Statute"), unless the articles of incorporation or code of regulations of a corporation otherwise provide, any control share acquisition of an "issuing public corporation" can only be made with the prior approval of the corporation's shareholders. A control share acquisition for purposes of Section 1701.831 of the Ohio Law is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation owned by the acquiring person, would enable that person to exercise levels of voting power in any of the following ranges: at least 20% but less than 33 1/3%; at least 33 1/3% but less than 50%; or 50% or more. The American Eagle Articles provide that the Ohio Control Share Statute does not apply to American Eagle.

     Neither the Delaware Law nor the Delaware Certificate contains a comparable provision.

     Mergers, Acquisitions and Certain Other Transactions. The Delaware Law requires approval of mergers, consolidations and dispositions of all or substantially all of a corporation's assets (other than so-called "parent-subsidiary" mergers) by a majority of the voting power of the corporation, unless the certificate of incorporation specifies a different percentage. The Delaware Certificate does not provide for a different percentage. The Delaware Law does not require stockholder approval for majority share acquisitions or for combinations involving the issuance of less than 20% of the voting power of the corporation, except for "business combinations" subject to Section 203 of the Delaware Law.

     Under the Ohio Law, a merger or consolidation by an Ohio corporation generally requires the affirmative vote of holders of shares representing at least two-thirds of the voting power of the corporation unless the corporation's articles of incorporation provide for approval by a different proportion not less than a majority. The American Eagle Articles require approval of a majority of the outstanding shares for such transactions.

     Constituencies Provisions. Section 1701.59 of the Ohio Law permits a director, in deter mining what such director reasonably believes to be in the best interests of the corporation, to consider, in addition to the interests of the corporation's shareholders, any of the following: (i) the interests of the corporation's employees, suppliers, creditors, and customers, (ii) the economy of the state and nation, (iii) community and societal considerations and (iv) the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

     The Delaware Law and the Delaware Certificate contain no comparable provision.

     Rights of Dissenting Shareholders. Under the Delaware Law, appraisal lights are available to dissenting stockholders in connection with certain mergers or consolidations. However, unless the certificate of incorporation otherwise provides, the Delaware Law does not provide for appraisal rights (i) with respect to shares of a corporation that are Listed on a national securities exchange or designated as a national market systems security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders (as long as the stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market systems security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger. The Delaware Certificate does not provide otherwise. The Delaware Law does not provide appraisal rights to stockholders who dissent from the sale of all or substantially all of a corporation's assets or an amendment to the corporation's certificate of incorporation, although a corporation's certificate of incorporation may so provide. The Delaware Certificate does not provide otherwise. Under the Delaware Law, among other procedural requirements, a stockholder's written demand for appraisal of shares must be received before the taking of the vote on the matter giving rise to appraisal rights. As previously indicated, one of the reasons for proposing the Reincorporation is to enable American Eagle to potentially participate in the Natco Reorganization, a related party reorganization, with one of its principal shareholders in a transaction that would not afford shareholders of the Delaware corporation any appraisal rights. See " -- Reasons for the Reorganization."

     Under the Ohio Law, dissenting shareholders are entitled to appraisal rights in connection with the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of a corporation and in connection with certain amendments to the corporation's articles of incorporation. Shareholders of an Ohio corporation being merged into or consolidated with another corporation are also entitled to appraisal rights. In addition, shareholders of an acquiring corporation are entitled to appraisal rights in any merger, combination or majority share acquisition in which such shareholders are entitled to voting rights. The Ohio Law provides shareholders of an acquiring corporation with voting rights if the acquisition involves the transfer of shares of the acquiring corporation entitling the recipients thereof to exercise one-sixth or more of the voting power of such acquiring corporation immediately after the consummation of the transaction. Under the Ohio Law, a shareholder's written demand for an appraisal must be delivered to the corporation not later than ten days after the taking of the vote on the matter giving rise to appraisal rights. See "Dissenters' Appraisal Rights."


     Dividends. Both the Delaware Law and the Ohio Law provide that dividends may be paid in cash, property or shares of a corporation's capital stock. The Delaware Law provides that a corporation may pay dividends out of any surplus, and, if it has no surplus, out of any net profits for the fiscal year in which the dividend was declared or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets). The Ohio Law provides that a corporation may pay dividends out of surplus and must notify its shareholders if a dividend is paid out of capital surplus.

     Preemptive Rights of Shareholders. The Delaware Law provides that no stockholder shall have any preemptive rights to purchase additional securities of the corporation unless the certificate of incorporation expressly grants such rights. The Delaware Certificate does not provide for preemptive rights.

     The Ohio Law provides that, subject to certain limitations and conditions contained in the Ohio Law and unless the articles of incorporation provide otherwise, shareholders shall have preemptive rights to purchase additional securities of the corporation. The American Eagle Articles expressly eliminate any preemptive rights.

     Director Liability and Indemnification. The Delaware Law allows a Delaware corporation to include in its certificate of incorporation, and the Delaware Certificate contains, a provision eliminating the liability of a director for monetary damages for a breach of such director's fiduciary duties as a director, except liability (i) for any breach of the director's duty of loyalty to the corporation's stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware Law (which deals generally with unlawful payments of dividends, stock repurchases and redemptions), and (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Law requires that a director, officer, employee or agent of the corporation (collectively, "Indemnitee"), in order to be indemnified, must have acted in good faith and in a manner reasonably believed to be not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe that his or her conduct was unlawful. The Delaware Law also provides that the indemnification provisions of the statute are not exclusive of any other rights which a person seeking indemnification may have or later acquire under any statute, provision of the Delaware Certificate and By-laws, agreement, vote of stockholders or disinterested directors, or otherwise. In addition, the Delaware Law provides that a corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation has the power to indemnify such person against such expense, liability or loss under the Delaware Law. The Delaware Certificate provides that the Delaware Corporation will indemnify each Indemnitee to the full extent permitted by the Delaware Law or any other applicable laws as presently or hereinafter in effect against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection therewith. The Delaware Certificate also authorizes the Delaware Corporation to enter into agreements with any person providing for indemnification greater or different than that provided therein. The Delaware Certificate provides that expenses incurred by a director, officer or employee in defending an action, suit or proceeding shall be paid by the Delaware Corporation upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Delaware Corporation. The Delaware Certificate and the Delaware Law also provide that the indemnification provisions of the Delaware Certificate and the statute are not exclusive of any other right to which a person seeking indemnification and advancement of expenses may be entitled under any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. While the Delaware Certificate does not expressly provide for the power to maintain insurance with respect to any expense liability or loss, the Delaware Law authorizes the Delaware Corporation to do so.

     There is no comparable provision under the Ohio Law limiting the liability of officers, employees or agents of the corporation, and the American Eagle Articles contain no such provision. However, the Ohio Law has codified the traditional business judgment rule. The Ohio Law provides that the business judgment presumption of good faith may only be overcome by clear and convincing evidence that an action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. Further, the Ohio Law provides specific statutory authority for directors to consider, in addition to the interests of the corporation's shareholders, other factors such as the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; community and societal considerations; the long-term and short-term interests of the corporation and its shareholders; and the possibility that these interests may be best served by the continued independence of the corporation. See " -- Constituencies Provisions." Under the Ohio Law, Ohio corporations are permitted to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. The Ohio Law does not authorize payment by a corporation of judgments against a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if it is determined that a director, officer, employee or agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary, except as otherwise provided by a corporation's articles of incorporation, code of regulations or by contract, except with respect to the advancement of expenses of directors (as discussed below). The American Eagle Code of Regulations provide that American Eagle shall indemnify directors and may indemnify officers, employees and agents to the extent permitted by law against costs incurred in connection with any threatened, pending or completed claim, action, suit or proceeding because of such person's service as a director, officer, employee or agent of American Eagle. The Ohio Law provides that a director (but not an officer, employee, or agent) is entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that such director's act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, purchase insurance to indemnify those persons. American Eagle has entered into indemnification contracts with its directors and certain of its officers that, among other things, provide the contracting director or officer with certain procedural and substantive rights to indemnification. Such indemnification rights apply to acts or omissions of such persons, whether such acts or omissions occurred before or after the effective date of the contract.

     Shareholder Rights Plans. Neither American Eagle nor the Delaware Corporation has implemented a shareholder rights plan, but either corporation could do so without further action of its shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE REINCORPORATION.

                        COST OF SOLICITATION OF PROXIES

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, or personal interview.

                             SHAREHOLDER PROPOSALS


     Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors of the shareholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 1999 must be received by the Company (addressed to the attention of the Secretary) on or before January 4, 1999. Any shareholder proposal to be submitted at the Company's 1999 Annual Meeting of Shareholders and not included in the Company's Proxy Statement will be considered untimely unless notice thereof is received by the Secretary of the Company between April 4, 1999 and March 5, 1999. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Delaware and the Company's By-Laws (assuming the Reincorporation proposal is approved).


                                 OTHER MATTERS

     The only business which the management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy enclosed confers upon the persons designated herein authority to vote thereon in their discretion.

                                                                      APPENDIX A


                AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

     This Agreement and Plan of Merger and Reorganization (the "Agreement") is entered into as of this 21st day of September, 1998, between AMERICAN EAGLE OUTFITTERS, INC., an Ohio corporation ("AEO Ohio"), and AMERICAN EAGLE DELAWARE, INC., a Delaware corporation ("AEO Delaware"). AEO Ohio and AEO Delaware are sometimes hereinafter referred to collectively as the "Constituent Corporations."


                                    RECITALS

     A. AEO Ohio is a corporation organized and existing under the laws of the State of Ohio and is authorized to issue Thirty Million (30,000,000) shares of common stock, without par value, of which Twenty Two Million Eight Hundred Forty One Thousand Nine Hundred Forty Five (22,841,945) shares are issued and outstanding as of the date hereof (the "AEO Ohio Common Stock").

     B. AEO Delaware is a corporation organized and existing under the laws of the State of Delaware and is authorized to issue Thirty Million (30,000,000) shares of common stock, each having a par value of one cent ($.01), of which One Hundred (100) shares are issued and outstanding as of the date hereof (the "AEO Delaware Common Stock"), and all of which are owned by AEO Ohio.

     C. The Boards of Directors of each of AEO Ohio and AEO Delaware and the shareholders of AEO Delaware have resolved that AEO Ohio be merged with and into AEO Delaware pursuant to the General Corporate Law of the State of Ohio and the General Corporation Law of the State of Delaware ("DGCL") in a transaction qualifying as a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code, substantially on the terms and conditions contained in this Agreement, in order to change the jurisdiction of incorporation of AEO Ohio from Ohio to Delaware.

     D. The Board of Directors of AEO Ohio has determined to submit this Agreement to the shareholders of AEO Ohio for their approval at a special meeting of the AEO Ohio shareholders.

                             STATEMENT OF AGREEMENT

     In consideration of the foregoing and the mutual promises contained herein, the parties hereto adopt and agree to the following agreements, terms and conditions relating to the Merger and the mode of carrying the same into effect:

     1. Merger. AEO Ohio shall, pursuant to the provisions of the DGCL, be merged (the "Merger") with and into AEO Delaware, and from and after the effective date of the Merger, AEO Ohio shall cease to exist and AEO Delaware shall continue to exist pursuant to the provisions of the DGCL. AEO Delaware, as the surviving corporation from and after the effective date of the Merger, is sometimes hereinafter referred to as the "Surviving Corporation."

     2. Dissenting Shares of AEO Ohio. Notwithstanding anything in this Agreement to the contrary, shares of AEO Ohio Common Stock that are outstanding immediately prior to the Effective Time and that are held by shareholders who have not voted such shares in favor of the approval and adoption of this Agreement and who shall have delivered a written demand for appraisal of such shares in the manner provided in Section 1701.85 of the Ohio Revised Code ("AEO Dissenting Shares") shall be cancelled and the holders of such shares shall be entitled to payment of the appraised value of such shares in accordance with the provisions of Section 1701.85 of the Ohio Revised Code; provided, however, that
(i) if any holder of AEO Dissenting Shares shall subsequently deliver a written withdrawal of his demand for appraisal of such shares (with the written approval of AEO Delaware, if such withdrawal is not tendered within 60 days after the Effective Time), or (ii) if any holder fails to perfect or loses his appraisal rights as provided in Section 1701.85 of the Ohio Revised Code, or (iii) if any holder of AEO Dissenting Shares fails to demand payment within the time period provided in Section 1701.85 of the Ohio Revised Code, then such holder shall forfeit the right to appraisal of such shares.

     3. Effective Date. The Merger shall have become effective on the date of filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with Sections 252(c) and 103 of the DGCL.

     4. Conversion of Shares. The manner and basis of converting the shares of AEO Ohio into shares of AEO Delaware upon the effective date of the Merger shall be as follows:

          (a) Each share of Common Stock of AEO Ohio issued and outstanding on the effective date of the Merger shall be converted into one share of Common Stock of the Surviving Corporation, which shall thereafter be issued and outstanding shares of Common Stock of the Surviving Corporation.

          (b) Each share of the 1,000 shares of Common Stock of AEO Delaware issued and outstanding on the effective date of the Merger shall be canceled and shall cease to exist.

          (c) After the effective date of the Merger, the conversion and exchange of shares provided by this Section Nine shall be effected as follows:

             (i) No certificates for shares of the Surviving Corporation's Common Stock will be issued to holders of any of the shares of AEO Ohio's Common Stock upon consummation of the Merger.

             (ii) Certificates representing shares of AEO Ohio's Common Stock shall upon the consummation of Merger be deemed for all purposes to represent that number of shares of Common Stock of the Surviving Corporation receivable in exchange therefor as provided in Section 4(a) hereof.

             (iii) AEO Ohio, as holder of a certificate for shares of Common Stock in AEO Delaware described in paragraph (b) of this Section Nine, shall surrender such certificate for cancellation.

          (d) Each option under AEO Ohio's stock option plans outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to purchase a number of shares of the Surviving Corporation's Common Stock equal to the number of shares of Common Stock of AEO Ohio subject to such option, without change in the exercise price therefor and otherwise upon the same terms and conditions of such option.

     5. Certificate of Incorporation. Attached hereto as Exhibit A and made a part hereof is a copy of the Certificate of Incorporation of AEO Delaware (the "Certificate") as the same shall be in force and effect at the effective time of the Merger. The Certificate shall continue to be the certificate of incorporation of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended; provided, however, that on the effective date, Article FIRST of the Certificate shall be amended to read, in its entirety, as follows:

               "FIRST: The name of the Corporation (hereinafter the "Corporation") is:

                        American Eagle Outfitters, Inc.

     6. Bylaws. The bylaws of AEO Delaware shall continue to be the bylaws of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

     7. Directors and Officers.

          (a) The directors of AEO Ohio as of the effective date of the Merger shall be the directors of the Surviving Corporation from and after the effective date of the Merger. All of such directors shall hold their directorships until the election and qualification of their respective successors, or until their prior resignation, removal or death.

          (b) The officers of AEO Ohio as of the effective date of the Merger shall be the officers of the Surviving Corporation from and after the effective date of the Merger. All of such officers shall hold their offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation, or until their prior resignation or death.

     8. Effect of Merger.

          (a) Upon approval of this Agreement by shareholders of AEO Ohio and the sole stockholder of AEO Delaware, the sole stockholder of AEO Delaware shall be deemed to have adopted and approved (i) the stock option plans of AEO Ohio, and (ii) all options that are outstanding under stock options plans immediately prior to the Merger. Such plans, options and warrants shall be deemed adopted and approved on the same terms and conditions existing under such plans, options and warrants immediately prior to the Merger.

          (b) At the time the Merger becomes effective, the effect shall be as provided by the applicable provisions of the laws of the State of Delaware. Without limiting the generality of the foregoing, at the time the Merger becomes effective: the separate existence of AEO Ohio shall cease; AEO Delaware shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of AEO Ohio, and all obligations belonging to or due AEO Ohio, shall be vested in, and become the obligations of AEO Delaware, without further act or deed; and all rights of creditors of AEO Ohio shall be preserved unimpaired; and all liens upon the property of AEO Ohio shall be preserved unimpaired, on only the property affected by such liens immediately prior to the time the Merger becomes effective.

          (c) From time to time as and when requested by AEO Delaware, or by its successors, the officers and directors of AEO Ohio in office at the time the Merger becomes effective shall execute and deliver such instruments and shall take or cause to be taken such further or other action as shall be necessary in order to vest or perfect in AEO Delaware or to confirm of record or otherwise, title to, and possession of, all assets, property, interests, rights, privileges, immunities, powers, franchises and authority of AEO Ohio, as appropriate, and otherwise to carry out the purpose of this Agreement.

     9. Conditions; Amendment.

          (a) The respective obligations of each party to effect the Merger shall be subject to the fulfillment or express written waiver at or prior to the Effective Time of the condition that there shall not be more than Two Hundred Twenty Eight Thousand Four Hundred (228,419) AEO Dissenting Shares.

          (b) At any time prior to the Effective Time, the Constituent Corporations may amend this Agreement by mutual agreement authorized by their respective boards of directors without the approval of the shareholders, respectively, of either Constituent Corporation, as provided by statute.

     10. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Date by the mutual consent, evidenced in writing, of the boards of directors of the Constituent Corporations. Upon termination provided herein, this Agreement shall become void and there shall be no further obligations or liability on the part of any party hereto or their respective shareholders, officers, or directors.

     11. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


AMERICAN EAGLE DELAWARE, INC.,                     AMERICAN EAGLE OUTFITTERS, INC.,
           a Delaware corporation                              an Ohio corporation
By:   /s/ Jay L. Schottenstein, Chairman      By:  /s/ George Kolber, Vice Chairman
   -----------------------------------------       -----------------------------------------
       Jay L. Schottenstein, Chairman                  George Kolber, Vice Chairman

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                         AMERICAN EAGLE DELAWARE, INC.

     FIRST. The name of the corporation is: American Eagle Delaware, Inc.

     SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, all of which shall be shares of common stock, $0.01 par value per share.

     FIFTH. Subject to any provision contained in any resolution of the Board of Directors adopted pursuant to this Certificate of Incorporation requiring an increase or increases in the number of directors, the number of directors constituting the Board of Directors shall be that number as shall be fixed from time to time in the manner provided by Article Tenth of this Certificate of Incorporation and By-laws in conformity therewith. Election of directors need not be by written ballot unless the By-laws of the corporation shall so provide.

     In addition to all of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation.

     Wherever the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the corporation; provided, however, that, to the extent any committee of directors of the corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

     SIXTH. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SEVENTH. (a) The corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment) or any other applicable laws as presently or hereinafter in effect against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection therewith. Without limiting the generality of the foregoing, the corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article Seventh.


     (b) Expenses incurred by a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation.

     (c) The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification and advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefits of the heirs, executors and administrators of such a person.


     (d) For the purposes of this Article Seventh, references to "the corporation" include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article Seven with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (e) Neither the corporation nor its directors or officers nor any person acting on its behalf shall be liable to any person for any determination as to the existence or absence of conduct that would provide a basis for making or refusing to make any payment under this Article Seventh, in reliance upon the advice of counsel.


     (f) A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

     (g) Neither the amendment nor repeal of this Article Seventh, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Seventh, shall eliminate or reduce the effect of this Article Seventh in respect of any matter occurring, or any cause of action, suit or claim that would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

     EIGHTH. The corporation shall have perpetual existence.

     NINTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of Delaware, and all rights conferred herein upon stockholders, directors and others are granted subject to this reservation.

     TENTH. Board of Directors.

     (a) Number, Election and Terms of Directors: The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors. The number of the directors of the corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the corporation, except that the minimum number of directors shall be fixed at no less than three (3) and the maximum number of directors shall be fixed at no more than fifteen (15). At each annual meeting of stockholders, successors of the directors shall be elected for a term expiring at the annual meeting next following such annual meeting.

     (b) Stockholder Nomination of Director Candidates: Nominations for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by the Board of Directors, or by any stockholder of the corporation entitled to vote for the election of directors at the meeting. Nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered to or mailed, postage prepaid, and received by the Secretary of the corporation at least 60 days but no more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. The notice shall set forth (i) the name and address of the stockholder who intends to make the nomination; (ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the number of shares of stock of the corporation which are beneficially owned by each nominee and by the nominating stockholder; (v) any other information concerning the nominee that must be disclosed of nominees in proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934 (or any subsequent provisions replacing such Regulation); and (vi) the executed consent of each nominee to serve as a director of the corporation, if elected. The chairman of the meeting of stockholders may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     (c) Newly Created Directorships and Vacancies: Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. A director, including any director chosen to fill a newly created directorship or any vacancy, shall hold office until the next annual meeting following his election or appointment to the Board of Directors, as applicable, and until such director's successor shall have been elected and qualified. In no case will a decrease in the number of directors shorten the term of any incumbent director.

     ELEVENTH. Stockholder Action. Any action required or permitted to be taken by any stockholders of the corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders. Except as may be otherwise required by law, special meetings of stockholders of the corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors. Notwithstanding anything contained in this Certificate of Incorporation or the By-laws of the corporation to the contrary, the affirmative vote of at least 80% of the voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or adopt any provision inconsistent with the purpose and intent of this Article Eleventh.

     TWELFTH. Section 203 of the Delaware General Corporation Law. The Corporation hereby expressly elects to not be governed by Section 203 of the Delaware General Corporation Law.

                                                                      APPENDIX C

                                    BY-LAWS
                                       OF
                         AMERICAN EAGLE DELAWARE, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I
                                    OFFICES

     Section 1. Registered Office. The registered office of the Corporation is located at 1209 Orange Street, Wilmington, Delaware 19801. The Corporation may, by resolution of the Board of Directors, change the location to any other place in Delaware.

     Section 2. Other Offices. The Corporation may have such other offices, within or without the State of Delaware, as the Board of Directors may from time to time establish.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     Section 1. Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of any other business as may properly come before the meeting shall be held on such date as from time to time may be designated by the Board of Directors.

     Section 2. Special Meetings. A special meeting of the stockholders may be called at any time only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors.

     Section 3. Place of Meetings. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting of stockholders.


     Section 4. Notice of Meetings. Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or under the direction of the Secretary, to each stockholder of record entitled to vote at such meeting. Except as otherwise required by statute, the written notice shall be given not less than ten nor more than sixty days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Certificate of Incorporation otherwise provides) any special meeting of the stockholders may he cancelled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.


     Section 5. Quorum. Except as otherwise required by statute, the presence at any meeting, in person or by proxy, of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 6. Voting Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. If and to the extent required by statute, such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of record who is present.

     Section 7. Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.


     Section 8. Proxies. Each stockholder of record entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by written proxy, but no such proxy shall be voted or acted upon other than at the meeting specified in the proxy or any adjournment of such meeting.


     Section 9. Voting Rights. Except as otherwise provided by statute or by the Certificate of Incorporation, and subject to the provisions of Article VI of these By-Laws, each stockholder of record shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

     Section 10. Notice of Stockholder Business and Nominations.

     A. Annual Meetings of Stockholders.

          (1) Nominations of persons for election to the Board of Directors of the Corporation may be made at an annual meeting of stockholders pursuant to the procedures set forth in the Certificate of Incorporation. Proposals of other business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to or mailed, postage prepaid, and received by the Secretary at the principal executive offices of the Corporation at least 60 days but no more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to director nominations, that information which is required by the Certificate of Incorporation; (b) as to any business, other than the nomination of director candidates, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
     (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (3) Notwithstanding anything in the second sentence of paragraph
     (A)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     B. Special Meetings of Stockholders.

          Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors of the Corporation may be made at a special meeting of stockholders (a) by the Board of Directors, on behalf of the Board of Directors by any nominating committee appointed by the Board of Directors, or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation entitled to vote for the election of directors at the meeting. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this By-Law shall he delivered to the Secretary at the principal executive offices of the Corporation at least 60 days but no more than 90 days prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     C. General.

          (1) Only such persons who are nominated in accordance with the procedures set forth in the Certificate of Incorporation and this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Whenever the language of a proposed resolution is included in a written notice of a meeting of stockholders the resolution may be adopted at such meeting with only such clarifying or other amendments as do not enlarge its original purpose without further notice to stockholders not present in person or by proxy. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with the Certificate of incorporation or this By-Law, to declare that such defective proposal or nomination shall be disregarded.

          (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

     Section 11. Required Vote. Except as otherwise required by statute or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before a meeting of the stockholders at which a quorum is present.

     Section 12. Elections of Directors. Elections of directors shall be by a plurality of the votes cast.

     Section 13. Inspectors of Elections; Opening and Closing the Polls. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. The inspectors shall have the duties prescribed by law.

     The Chairman of the meeting may fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                  ARTICLE III
                               BOARD OF DIRECTORS

     Section 1. General Powers. The business of the Corporation shall be managed by the Board of Directors, except as otherwise provided by statute or by the Certificate of Incorporation.

     Section 2. Number. The number of the Directors of the Corporation shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors of the Corporation, except that the minimum number of directors shall be fixed at no less than three (3) and the maximum number of directors shall be fixed at no more than fifteen (15). At each annual meeting of stockholders, successors of the directors shall be elected for a term expiring at the annual meeting next following such annual meeting.

     Section 3. Election and Term of Office. Except as otherwise provided in these By-laws, directors shall be elected at the annual meeting of stockholders. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. A director, including any director chosen to fill a newly created directorship or any vacancy, shall hold office until the next annual meeting following his election or appointment to the Board of Directors, as applicable, and until such director's successor shall have been elected and qualified in no case will a decrease in the number of directors shorten the term of any incumbent director.

     Section 4. First Meetings. The first meeting of each newly elected Board of Directors shall be held without notice immediately after the annual meeting of the stockholders for the purpose of the organization of the Board, the election of officers, and the transaction of such other business as may properly come before the meeting.

     Section 5. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, within or without the State of Delaware, as shall from time to time be determined by the Board.

     Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board. Such meetings shall be held at such times and at such places, within or without the State of Delaware, as shall be determined by the officer calling the meeting. Notice of any special meeting of directors shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least two (2) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least the day prior to such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. Such notice need not state the purposes of the meeting. Any or all directors may waive notice of any meeting, either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 7. Quorum, Required Vote, and Adjournment. The presence, at any meeting, of a majority of the whole Board shall be necessary and sufficient to constitute a quorum for the transaction of business. Except as otherwise required by statute or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present at the time and place of any meeting may adjourn such meeting from time to time until a quorum be present.

     Section 8. Consent of Directors in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all the members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 9. Participation in Meetings by Telephone. A member of the Board or any committee thereof may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     Section 10. Compensation. The Board of Directors may authorize the payment to directors of a fixed fee and expenses for attendance at meetings of the Board or any committee thereof, and annual fees for service as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 11. Intercompany Transactions. Transactions between the Corporation and any of its affiliates will be subject to approval by a majority of the disinterested directors of the Corporation and will be on such terms, which, in the judgment of such directors, will be no less favorable to the Corporation than could be obtained from unaffiliated parties.

                                   ARTICLE IV
                                BOARD COMMITTEES

     The Board of Directors may designate one or more regular and special committees, consisting of directors, officers or other persons, which shall have and may exercise such powers and functions as the Board may prescribe in the management of the business and affairs of the Corporation; provided, however, that no committee shall have power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (b) adopting, amending or repealing any By-Law of the Corporation. Such committees shall keep regular minutes of their proceedings and report the same to the Board of Directors when required. The Board of Directors may from time to time suspend, alter, continue or terminate any such committee or the powers and functions thereof. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitutes a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.


                                   ARTICLE V
                                    OFFICERS

     Section 1. Number, Election, Term of Office and Qualification. The number, titles and duties of the officers shall be determined by the Board of Directors from time to time, subject to the provisions of applicable law, the Certificate of Incorporation, and these By-Laws. Each officer shall be elected in the manner prescribed by the Board of Directors and shall hold office until such officer's successor is elected and qualified or until such officer's death, resignation or removal. The election of officers shall be held annually at the first meeting of the Board of Directors held after each annual meeting of stockholders, subject to the power of the Board of Directors to designate any office at any time and elect any person thereto. The officers shall include a Chairman of the Board and a President, and may include one or more Vice Chairmen of the Board, one or more Vice Presidents, a Secretary, a Treasurer, and such other officers as the Board of Directors may determine. The same person may hold any two or more offices, and in any such case, these By-Laws shall be construed and understood accordingly; provided that the same person may not hold the offices of Chairman of the Board and Secretary or President and Secretary. No officer other than the Chairman of the Board or Vice Chairman of the Board need be a director of the Corporation.

     Section 2. Removal. Any officer or agent may he removed at any time, with or without cause, by the Board of Directors.

     Section 3. Vacancies. Any vacancy occurring in any office of the Corporation may be filled for the unexpired term in the manner prescribed by these By-Laws for the regular election to such office.

     Section 4. Chief Executive Officer. The Board of Directors shall designate one of the officers to be the Chief Executive Officer. Subject to the direction and under the supervision of the Board of Directors, the Chief Executive Officer shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees.

     Section 5. The Secretary. The Secretary shall keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books to be kept for that purpose. The Secretary shall have custody of the seal of the Corporation, and the Secretary, and any Assistant Secretary, shall have authority to cause such seal to be affixed to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or Assistant Secretary. The Secretary shall, in general, perform all duties and have all powers incident to the office of Secretary and shall perform such other duties and have such other powers as may from time to time be assigned to the Secretary by these By-Laws, by the Board of Directors or by the Chief Executive Officer.

     Section 6. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall cause all moneys and other valuable effects to be deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions conducted by the Treasurer for the Corporation and of the financial condition of the Corporation. The Treasurer shall, in general, perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties and have such other powers as may from time to time be assigned to the Treasurer by these By-Laws, by the Board of Directors or by the Chief Executive Officer.

                                   ARTICLE VI
                               FIXING RECORD DATE

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE VII
                     EXECUTION OF DOCUMENTS AND INSTRUMENTS

     Section 1. Execution of Documents and Instruments Generally. Any officer of the Corporation and such other persons as may be authorized by the Chairman of the Board or any Vice Chairman of the Board from time to time are severally and respectively authorized to execute documents and to take actions in the Corporation's name in connection with transactions conducted in the ordinary course of the Corporation's business. With respect to all other transactions, all documents, instruments or writings of any nature shall be signed, executed, verified, acknowledged and delivered by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine.

     Section 2. Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and all evidence of indebtedness of the Corporation whatsoever, shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

     Section 3. Proxies and Consents. Proxies to vote and written consent with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman, the President, any Vice Chairman, any Vice President, the Secretary or the Treasurer of the Corporation, or by any other person or persons duly authorized by the Board of Directors.

                                  ARTICLE VIII
                                 CAPITAL STOCK


     Section 1. Stock Certificates. The interest of every holder of stock in the Corporation shall be evidenced by a certificate or certificates signed in the name of the Corporation by the Chairman, President, Vice Chairman or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in the Corporation and in such form not inconsistent with the Certificate of Incorporation or applicable law as the Board of Directors may from time to time prescribe. If such certificate is countersigned (1) by a transfer agent, whether or not a subsidiary of the Corporation, other than the Corporation or its employee, or (2) by a registrar, whether or not a subsidiary of the Corporation, other than the Corporation or its employee, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.


     Section 2. Transfer of Stock. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer tax stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.

     Section 3. Rights of Corporation with Respect to Registered Owners. Prior to the surrender to the Corporation of the certificates for shares of stock with a proper request to record the transfer of such shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.

     Section 4. Transfer Agents and Registrars. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance and transfer of certificates for shares of the stock of the Corporation and may appoint transfer agents or registrars or both, and may require all certificates of stock to bear the signature of either or both. Nothing herein shall be construed to prohibit the Corporation or any subsidiary of it from acting as its own transfer agent or registrar at any of its offices.

     Section 5. Lost, Destroyed and Stolen Certificates. Where the owner of a certificate for shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner satisfies such reasonable requirements, including evidence of such loss, destruction, or wrongful taking, as may be imposed by the Corporation, including but without limitation, the delivery to the Corporation of an indemnity bond satisfactory to it.

                                   ARTICLE IX
                                INDEMNIFICATION


     Section 1. Contract Right. The right to indemnification conferred in the Certificate of Incorporation and this By-Law shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that the payment of such expenses incurred by a person in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such person, to repay all amounts so advanced unless it shall ultimately be determined that such person is entitled to be indemnified under this By-Law or otherwise.

     Section 2. Submission of Claim. To obtain indemnification under this By-Law, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. In the event the determination of entitlement to indemnification is to be made by Independent Counsel (as hereinafter defined) as set forth in the Certificate of Incorporation, the Independent Counsel shall be selected by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.


     Section 3. Unpaid Claim. If a claim under Section 1 of this By-Law is not paid in full by the Corporation within thirty days after a written claim pursuant to Section 2 of this By-Law has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed. The burden of proving any such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 4. Binding Determination. If a determination shall have been made pursuant to Section 2 of this By-Law that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 3 of this By-Law.

     Section 5. Binding Effect on Corporation. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to
Section 3 of this By-Law that the procedures and presumptions of this By-Law are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this By-Law.

     Section 6. Non-exclusivity. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this By-Law shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this By-Law shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.





     Section 7. Validity. If any provision or provisions of this By-Law shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this By-Law (including, without limitation, each portion of any Section of this By-Law containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this By-Law (including, without limitation, each such portion of any Section of this By-Law containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 8. Definitions. For purposes of this By-Law:


          A. "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

          B. "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this By-Law.

     Section 9. Notice. Any notice, request or other communication required or permitted to be given to the Corporation under this By-Law shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

                                   ARTICLE X
                                      SEAL

     The corporate seal, subject to alteration by the Board of Directors, shall be in the form of a circle and shall bear the name of the Corporation and the year of its incorporation and shall indicate its formation under the laws of the State of Delaware. Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE XI
                                  FISCAL YEAR

     The fiscal year of the Corporation shall be as determined by the Board of Directors.

                                  ARTICLE XII
                                   AMENDMENTS

     The By-Laws of the Corporation may be amended or repealed, or new By-Laws not inconsistent with law or any provision of the Certificate of Incorporation, as amended, may be made and adopted by a majority vote of the whole Board of Directors at any regular or special meeting of the Board.

                                                                      APPENDIX D

                               OHIO REVISED CODE
                    TITLE XVII. CORPORATIONS -- PARTNERSHIPS
                     CHAPTER 1701. GENERAL CORPORATION LAW
                            MERGER AND CONSOLIDATION

     SECTION 1701.85. Relief For Dissenting Shareholders; Qualifications; Procedures. -- (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

     (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

     (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

     (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

     (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

     (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

     (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

     (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

     (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

     (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

                    PROXY -- AMERICAN EAGLE OUTFITTERS, INC.

          The undersigned shareholder of American Eagle Outfitters, Inc. hereby appoints Laura A. Weil, William P. Tait and Dale E. Clifton, or any one of them, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of American Eagle Outfitters, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of American Eagle Outfitters, Inc. to be held at 1800 Moler Road, Columbus, Ohio on Thursday, October 22, 1998, and at any adjournment or adjournments thereof as follows:

          1. Approval of the reincorporation of the Company from Ohio to Delaware as described in the accompanying Proxy Statement.

                           [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

          2. In their discretion to vote upon such other matters as may properly come before the meeting.
                                                       (Continued on Other Side)

          (Continued from Other Side)

          IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE REINCORPORATION.

             Please sign and date this Proxy below and return in the enclosed envelope.

                                              Date:                       , 1998
                                                 -------------------------------

                                              ----------------------------------
                                                         (Signature)

                                              ----------------------------------
                                                         (Signature)

                                              Signature(s) must agree with the
                                              name(s) printed on this Proxy. If
                                              shares are registered in two
                                              names, both shareholders should
                                              sign this Proxy. If signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              your full title as such.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                   Proxy Card